Rule 497(e)
Registration No. 333-141917
1940 Act File No. 811-22045

WISCONSIN CAPITAL FUNDS, INC.

Plumb Balanced Fund • Plumb Equity Fund

Supplement Dated September 1, 2010 to

Statement of Additional Information Dated August 1, 2010

Change in the Funds’ Administrator and Accounting Agent

The Plumb Funds Board of Directors (the “Board”) approved a change in the Funds’ Administrator, effective September 1, 2010.  At that time, Wisconsin Capital Management, LLC, 1200 John Q. Hammons Drive, 2nd Floor, Madison, Wisconsin 53717 (“WisCap”), replaced U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“USBFS”) as the Funds’ Administrator.  Also effective September 1, 2010, the Board approved USBFS as the Funds’ Sub-Administrator. In connection with the foregoing changes, the Funds entered into an Amended and Restated Administrative and Accounting Services Agreement with WisCap, and a Sub-Administrative Servicing Agreement with USBFS.

Amendments to the Funds’ Statement of Additional Information

Because of the change in the Funds’ Administrator, the information contained under the heading “Administration Services” on pages 24-25 of the Funds’ Statement of Additional Information is hereby removed and replaced in its entirety as follows:

Administration Services

Amended and Restated Administrative and Accounting Services Agreement

Under an Amended and Restated Administrative and Accounting Services Agreement with the Funds, Wisconsin Capital Management acts as the administrator for each Fund.  The services provided by Wisconsin Capital Management under the Agreement include: (a) services pertaining to general management of the Funds, such as the preparation of materials for meetings of the Board of Directors, and the maintenance of the Funds’ books and records to the extent not maintained by the Funds’ other service providers; (b) services relating to monitoring the Funds’ compliance with applicable securities and tax laws and services relating to the preparation and filing of documents the Funds are required to file with the SEC and tax authorities; (c) maintaining and keeping current certain accounts and financial records of the Funds, preparing the Funds’ financial statements and other financial reports, calculating the Funds’ total returns, expense ratios and portfolio turnover rates, and overseeing the accounting-related services provided by the Funds’ other service providers; (d) providing supervision and oversight of all aspects of the Funds’ operations being performed by the Funds’ other service providers; (e) preparing information in response to audits performed by the Funds’ independent accountants and the SEC; and (f) providing the Funds, to the extent not provided pursuant to other agreements, with executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds.  The annual fees to be paid by each Fund to Wisconsin Capital Management under the Amended and Restated Administrative and Accounting Services Agreement are calculated at a rate equal to 20 basis points (0.20%) of such Fund’s average daily net assets.

The following table sets forth the fees paid by each Fund to Wisconsin Capital Management for the period from May 24, 2007 (the date each Fund’s operations began) through March 31, 2008, and for the fiscal years ended March 31, 2009 and March 31, 2010.

	Period from May 24, 2007 through March 31, 2008	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2010

Balanced Fund	$74,427	$67,486	$61,944

Equity Fund	$25,352	$21,931	$20,282

The fees set forth in the table above were paid pursuant to a prior administrative and accounting services agreement with Wisconsin Capital Management, pursuant to which Wisconsin Capital Management provided services different from the services provided under the Amended and Restated Administrative and Accounting Services Agreement and pursuant to which Wisconsin Capital Management received a fee calculated at a rate equal to 15 basis points (0.15%) of each Fund’s average daily net assets.

In addition to the fees set forth in the table above, the Funds also paid administrative services fees to U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“USBFS”), the Funds’ former administrator.   The following table sets forth the fees paid by each Fund to USBFS for the period from May 24, 2007 (the date each Fund’s operations began) through March 31, 2008, and for the fiscal years ended March 31, 2009 and March 31, 2010:

	Period from May 24, 2007 through March 31, 2008	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2010

Balanced Fund	$32,696	$48,223	$46,721

Equity Fund	$32,696	$45,958	$43,475

Sub-Administrative Servicing Agreement

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the Funds’ sub-administrator (the “Sub-Administrator”) pursuant to a Sub-Administrative Servicing Agreement (the “Sub-Administrative Agreement”).  Under the Sub-Administrative Agreement, U.S. Bancorp Fund Services provides the Funds services pertaining to compliance with and reporting under state securities laws and certain tax laws applicable to the Funds.  The Sub-Administrator receives from each Fund an annual fee of approximately $4,000.